SUPPLEMENT DATED MAY 25, 2005

TO PROSPECTUSES DATED APRIL 30, 2002
FOR MFS REGATTA GOLD NY and FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective immediately, the third paragraph in the section entitled "Amount of Death Benefit" is deleted in its entirety and replaced with the following disclosure:

The death benefit will be the greatest of the following amounts:
(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	your total Purchase Payments minus the sum of partial withdrawals;

(3)

your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals made between the Seven-Year Anniversary and the Death Benefit Date;

(4)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; or

(5)

your highest Account Value on any Contract Anniversary before the Annuitant's 81st birthday, adjusted for purchase payments and partial withdrawals made between that Contract Anniversary and the Death Benefit Date.